UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

      Date of Report (Date of Earliest Event Reported): December 28, 2004

                          HAIRMAX INTERNATIONAL, INC.
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-30212
                                    ---------
                            (Commission File Number)

                                   13-3422912
                                   ----------
                      (I.R.S. Employer Identification No.)

              9900 W Sample Rd, Ste 300, Coral Springs, FL  33065
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (954) 825-0299
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

     This Current Report on Form 8-K is filed by Hairmax International, Inc., a Nevada corporation (the "Registrant"), in connection with the items set forth below.

ITEM  1.01  Entry  Into  A  Material  Definitive  Agreement

     As of December 28, 2004, the Registrant entered into a Plan of Exchange (the "Agreement"), between and among the Registrant, Arcotect Digital Technology Limited, a corporation organized and existing under the laws of the Hong Kong SAR of the Peoples' Republic of China ("Arcotect"), the shareholders of Arcotect (the "Arcotect Shareholders") and the Majority Shareholders of the Registrant.

     Pursuant to the terms of the Agreement, the parties have agreed that the closing will occur in two stages, as follows: (i) the Majority Shareholders of the Registrant will transfer to the Arcotect Shareholders an amount equal to 2,850,000 shares of the Registrant's Series A Convertible Preferred Stock that is convertible, at the option of the holder of each share, into 200 shares of common stock of the Registrant, and the Majority Shareholders of the Registrant will agree to transfer to an investor designated by the Arcotect Shareholders an amount equal to 1,750,000 shares of common stock of the Registrant, in return for the total cash payment of $400,000 and (ii) the Registrant will issue to the Arcotect Shareholders an amount equal to 20,000,000 shares of common stock of the Registrant in exchange for all of their shares of capital stock of Arcotect. Upon completion of the exchange, Arcotect will become a wholly-owned subsidiary of the Registrant. An executed copy of the Agreement is attached hereto as
Exhibit  10.

     The first stage of the Plan of Exchange was consummated on the date hereof, and the Majority Shareholders of the Registrant, for a payment of $400,000, have transferred to the Arcotect Shareholders 2,850,000 shares of Series A Convertible Preferred Stock and have agreed to transfer to an investor to be designated by Arcotect an amount equal to 1,750,000 shares of common stock of the Registrant. When the Series A Convertible Preferred Stock are converted into shares of common stock they represent 570,000,000 common shares out of 572,069,210 issued and outstanding shares, or 99.6% of the Registrant's outstanding shares. In connection with these calculations, it is important to note that the figures are presented on a post-reverse stock split basis, which takes into account the Registrant's 100:1 reverse stock split that was authorized by the Board of Directors and the Majority Shareholders of the Registrant on November 22, 2004. This reverse stock split, which does not affect the Series A Convertible Preferred Stock, will become effective as soon as practicable after the expiration of the twenty-day waiting period under Rule 14c-2, which expires on January 7, 2004.

     The Registrant intends to consummate the second stage of the Plan of Exchange after a Form N-54C is filed with the Commission withdrawing its election to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended. When the Registrant is no longer a Business Development Company, the Registrant will issue 20,000,000 shares of common stock to the Arcotect Shareholders in exchange for their shares of capital stock of Arcotect. Such an exchange transaction will cause Arcotect to become a wholly-owned subsidiary of the Registrant. This two stage transaction structure is required because Arcotect is not an "eligible portfolio company" within the meaning of Section 2(a)(46) of the Investment Company Act of 1940, and, as a result, it would not be an appropriate acquisition candidate for the Registrant while the Registrant is a Business Development Company, as defined in Section 2(a)(48) of the Investment Company Act.

     As a legal matter, the exchange transaction will become effective when Articles of Exchange are filed with the Secretary of State of Nevada pursuant to NRS Section 92A-200.

     As part of the transaction, the Registrant intends to dispose of all of its assets and liabilities as promptly as practicable following the Closing. In this regard, the Majority Shareholders of the Registrant have agreed to indemnify and hold harmless the Arcotect Shareholders and the Registrant against any and all losses, claims, liabilities or expenses that may be associated with disposing of any assets and liabilities of the Registrant that exist as of the Closing. The Majority Shareholders of the Registrant have expressed an interest in purchasing all of the assets and assuming all of the liabilities of the Registrant after the closing, although there has been no agreement reached with respect to such matters.

     The execution of the Agreement will have several important consequences for the Registrant. First, the Arcotect Shareholders anticipate filing a Schedule 14F-1 with the Commission as promptly as practicable, and ten days thereafter, effecting a change in the majority of directors of the Registrant. The names of the director candidates, their security holdings and other background information required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, will be disclosed in such Schedule 14F-1 filing. At the expiration of said ten day waiting period, the Majority Shareholders of the Registrant and the other officers plan to resign or be terminated and the new directors will be installed by the Arcotect Shareholders. Second, in connection with the transfer of the Series A Convertible Preferred Stock and the agreement to transfer the common stock as described above, the Majority Shareholders of the Registrant will receive a payment of $400,000 in cash.

     Third,  the  Registrant  will  file  a preliminary Information Statement on
Schedule 14C pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, with the Commission in connection with a proposal to amend its articles of incorporation to change the name of the Registrant from Hairmax International, Inc. to such name as may be designated by Arcotect. The Arcotect Shareholders intend to take action without a meeting by written consent in order to authorize this corporate action. The proposal will not be effective before the mailing or delivery of a definitive Information Statement on Schedule 14C to shareholders at least 20 days prior to the date on which the action is proposed to take effect.

     The Registrant currently has issued and outstanding 2,069,210 shares of common stock that trade on the Over-The-Counter Bulletin Board under the symbol "HRMX".


CONSUMMATION OF THE THIS FIRST STAGE OF THE EXCHANGE TRANSACTION WILL RESULT IN A CHANGE OF CONTROL OF THE REGISTRANT.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIRMAX  INTERNATIONAL,  INC.


By:     /s/  Edward  A.  Roth
        ---------------------
        Edward  A.  Roth
        President

Dated:  December  28,  2004



                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

10          Plan  of  Exchange,  dated  December  28,  2004